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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: February 5, 2002)


                                AMERUS GROUP CO.
               (Exact Name of Registrant as Specified in Charter)


            IOWA                      000-30898                   42-1458424
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)



699 WALNUT STREET
DES MOINES, IOWA                                                 50309-3948
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:    (515) 362-3600


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ITEM 7 (c). EXHIBITS.

Exhibit 99.1   Press Release

Exhibit 99.2   Supplemental Information

Exhibit 99.3   Conference Call Presentation



ITEM 9. REGULATION FD DISCLOSURE.

         Following the close of the New York Stock Exchange, on February 5, 2002, AmerUs Group Co. (the "Company") issued the press release attached hereto as Exhibit 99.1 and posted the supplemental information, attached hereto as
Exhibit 99.2, on its web site. On February 6, 2002, the Company held a conference call accessible to the public by means of a toll free dial in number, during which representatives of the Company discussed the information attached hereto as Exhibit 99.3.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERUS GROUP CO.


                                            By: /s/ Thomas C. Godlasky
                                                -----------------------------
                                                    Thomas C. Godlasky
                                                    Executive Vice President &
                                                    Chief Investment Officer


Dated: February 6, 2002


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                                    EXHIBITS



Exhibit 99.1   Press Release

Exhibit 99.2   Supplemental Information

Exhibit 99.3   Conference Call Presentation